EXHIBIT 99.1

Diodes Incorporated Reports Revised Fourth Quarter 2015 GAAP EPS of ($0.10)

Previously Reported Non-GAAP EPS of $0.14 Remains Unchanged

Plano, Texas—March 11, 2016—(BUSINESS WIRE)—Diodes Incorporated (NASDAQ: DIOD), a leading global manufacturer and supplier of high-quality application specific standard products within the broad discrete, logic and analog semiconductor markets, today announced a revision to its unaudited financial results for its fiscal fourth quarter and fiscal year ended December 31, 2015, as originally reported on February 16, 2016.

In March 2016, subsequent to the Company’s February 16, 2016 unaudited fiscal fourth quarter 2015 earnings release but prior to the filing of its audited Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the Company revised its initial acquisition accounting related to the stock awards and change-in-control agreements for Pericom employees. The effect was to reduce amounts previously included in the purchase price of Pericom and goodwill in the balance sheet by approximately $12 million and reduce fourth quarter 2015 net income as reported under U.S. generally accepted accounting principles (“GAAP”) by approximately $5.5 million. For the fourth quarter, GAAP net income per diluted share was initially reported at $0.01 per share. GAAP net income has been revised to a net loss of $0.10 per share. Non-GAAP net income did not change, remaining at $0.14 per diluted share.

We have included a reconciliation between revised GAAP net income and non-GAAP net income in the supplemental financial data attached below. The adjustment to reconcile the previously released GAAP net income to non-GAAP net income for the affected periods is shown in the line item titled, “Employee award costs.”

The revised unaudited financial statements reflecting the changes are also attached to this press release. The Company’s previously released first quarter 2016 non-GAAP guidance is not affected by this change.

About Diodes Incorporated

Diodes Incorporated (Nasdaq: DIOD), a Standard and Poor’s SmallCap 600 and Russell 3000 Index company, is a leading global manufacturer and supplier of high-quality application specific standard products within the broad discrete, logic, analog and mixed-signal semiconductor markets. Diodes serves the consumer electronics, computing, communications, industrial, and automotive markets. Diodes’ products include diodes, rectifiers, transistors, MOSFETs, protection devices, function-specific arrays, single gate logic, amplifiers and comparators, Hall-effect and temperature sensors; power management devices, including LED drivers, AC-DC converters and controllers, DC-DC switching and linear voltage regulators, and voltage references along with special function devices, such as USB power switches, load switches, voltage supervisors, and motor controllers. Diodes’ corporate headquarters and Americas’ sales office are located in Plano, Texas and Milpitas, California. Design, marketing, and engineering centers are located in Plano; Milpitas, California; Taipei, Taiwan; Taoyuan City, Taiwan; Zhubei City, Taiwan; Manchester, England; and Neuhaus, Germany. Diodes’ wafer fabrication facilities are located in Kansas City, Missouri and Manchester, with an additional facility located in Shanghai, China. Diodes has assembly and test facilities located in Shanghai, Jinan, Chengdu, and Yangzhou, China, as well as in Hong Kong, Neuhaus and in Taipei. Additional engineering, sales, warehouse, and logistics offices are located in Taipei; Hong Kong; Manchester; Shanghai; Shenzhen, China; Seongnam-si, South Korea; and Munich, Germany, with support offices throughout the world.

On November 24, 2015, Diodes Incorporated acquired Pericom Semiconductor Corporation with headquarters in Milpitas, California, and with design centers and technical sales and support offices globally. Pericom enables serial connectivity with the industry’s most complete solutions for the computing, communications, consumer and embedded market segments. Pericom’s analog, digital and mixed-signal integrated circuits, along with its frequency control products are essential in the timing, switching, bridging and conditioning of high-speed signals required by today’s ever-increasing speed and bandwidth demanding applications.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements regarding our expectation that the first quarter 2016 non-GAAP guidance is not affected by this the revision to our financial results for the fourth fiscal quarter and fiscal year ended December 31, 2015. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that our disclosure controls and procedures and internal control over financial reporting may not be effective; the risk that the expected benefits of acquisitions may not be realized; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs and loadings in our manufacturing facilities; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and our joint venture prospects; the risk of unfavorable currency exchange rates; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than we currently anticipated; breaches of our information technology systems; the possibility that no shares will be repurchased; the risk that the expected benefits of share repurchases will not be realized; and other information including the “Risk Factors,” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission.

Recent news releases, annual reports and SEC filings are available at the Company’s website: http://www.diodes.com. Written requests may be sent directly to the Company, or they may be e-mailed to: diodes-fin@diodes.com.

Company Contact:	Investor Relations Contact:
Diodes Incorporated	Shelton Group
Laura Mehrl	Leanne Sievers
Director of Investor Relations	EVP, Investor Relations
P: 972-987-3959	P: 949-224-3874
E: laura_mehrl@diodes.com	E: lsievers@sheltongroup.com

The following is a summary reconciliation of GAAP net income to non-GAAP net income and per share data, net of tax (in thousands, except per share data):

		Three Months Ended
		December 31, 2015
GAAP net loss		$(4,773)

GAAP loss per share		$(0.10)

Adjustments to reconcile net loss to Non-GAAP net income:
M&A Activities
Pericom		9,610
Inventory adjustment	2,907
Transaction costs	216
Retention costs	86
Amortization of acquisition related intangible assets	903
Employee award costs	5,498
Others		1,478
Amortization of acquisition related intangible assets	1,478
Severance		419

Non-GAAP net income		$6,734

Non-GAAP diluted earnings per share		$0.14

The following is a summary reconciliation of GAAP net income to non-GAAP net income and per share data, net of tax (in thousands, except per share data):

		Twelve Months Ended
		December 31, 2015
GAAP net income		$24,274

GAAP diluted earnings per share		$0.49

Adjustments to reconcile net income to Non-GAAP net income:
M&A Activities
Pericom		10,365
Inventory adjustment	2,907
Transaction costs	971
Retention costs	86
Amortization of acquisition related intangible assets	903
Employee award costs	5,498
Others		6,037
Retention costs	70
Amortization of acquisition related intangible assets	5,967
Impairment loss on long-lived assets		1,250
Severance		419

Non-GAAP net income		$42,345

Non-GAAP diluted earnings per share		$0.86

DIODES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
NET SALES	$214,381	$223,671	$848,904	$890,651
COST OF GOODS SOLD	160,784	153,009	600,321	613,372

Gross profit	53,597	70,662	248,583	277,279
OPERATING EXPENSES
Selling, general and administrative	40,963	34,183	139,245	133,701
Research and development	16,383	12,571	57,027	52,136
Amortization of acquisition related intangible assets	2,966	1,954	8,596	7,914
Loss (gain) on fixed assets	57	(67)	1,613	(983)

Total operating expenses	60,369	48,641	206,481	192,768

(Loss) income from operations	(6,772)	22,021	42,102	84,511
OTHER INCOME (EXPENSES)
Interest income	311	312	1,006	1,470
Interest expense	(1,630)	(843)	(4,232)	(4,332)
Gain (loss) on securities carried at fair value	545	(410)	400	1,364
Other	693	2,113	1,319	2,979

Total other expenses	(81)	1,172	(1,507)	1,481
(Loss) income before income taxes and noncontrolling interest	(6,853)	23,193	40,595	85,992
INCOME TAX PROVISION	(2,097)	5,988	14,082	20,359

NET (LOSS) INCOME	(4,756)	17,205	26,513	65,633
Less: NET INCOME attributable to noncontrolling interest	(17)	(540)	(2,239)	(1,955)

NET (LOSS) INCOME attributable to common stockholders	$(4,773)	$16,665	$24,274	$63,678

(LOSS) EARNINGS PER SHARE attributable to common stockholders
Basic	$(0.10)	$0.35	$0.50	$1.35

Diluted	$(0.10)	$0.34	$0.49	$1.31

Number of shares used in computation
Basic	48,495	47,587	48,210	47,184

Diluted	48,495	48,739	49,500	48,594

DIODES INCORPORATED AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(in thousands, except per share data)

(unaudited)

For the three months ended December 31, 2015:

	COGS	Operating Expenses	Income Tax Provision	Net (Loss) Income
Per-GAAP				$(4,773)

Loss per share (Per-GAAP)				$(0.10)

Adjustments to reconcile net income to Non-GAAP net income:
M&A Activities
Pericom				9,610
Inventory adjustment	3,060		(153)	2,907
Transaction costs		332	(116)	216
Retention costs		132	(46)	86
Amortization of acquisition related intangible assets		1,101	(198)	903
Employee award costs	253	7,613	(2,368)	5,498
Others				1,478
Amortization of acquisition related intangible assets		1,866	(388)	1,478
Severance		645	(226)	419
Non-GAAP				$6,734

Diluted shares used in computing earnings per share				49,518

Non-GAAP earnings per share
Diluted				$0.14

Note: Included in GAAP and Non-GAAP net (loss) income was approximately $2.5 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and Non-GAAP diluted earnings per share would have improved by $0.05 per share.

DIODES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME – Cont.

(in thousands, except per share data)

(unaudited)

For the three months ended December 31, 2014:

	Operating Expenses	Income Tax Provision	Net Income
Per-GAAP			$16,665

Earnings per share (Per-GAAP)
Diluted			$0.34

Adjustments to reconcile net income to Non-GAAP net income:
Retention costs	125	(19)	106
Amortization of acquisition related intangible assets	1,954	(392)	1,562
Non-GAAP			$18,333

Diluted shares used in computing earnings per share			48,739

Non-GAAP earnings per share
Diluted			$0.38

DIODES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME – Cont.

(in thousands, except per share data)

(unaudited)

For the twelve months ended December 31, 2015:

	COGS	Operating Expenses	Income Tax Provision	Net Income
Per-GAAP				$24,274

Earnings per share (Per-GAAP)
Diluted				$0.49

Adjustments to reconcile net income to Non-GAAP net income:
M&A Activities
Pericom				10,365
Inventory adjustment	3,060		(153)	2,907
Transaction costs		1,493	(522)	971
Retention costs		132	(46)	86
Amortization of acquisition related intangible assets		1,101	(198)	903
Employee award costs	253	7,613	(2,368)	5,498
Others				6,037
Retention costs		83	(13)	70
Amortization of acquisition related intangible assets		7,496	(1,529)	5,967
Impairment loss on long-lived assets		1,470	(220)	1,250
Severance		645	(226)	419
Non-GAAP				$42,345

Diluted shares used in computing earnings per share				49,500

Non-GAAP earnings per share
Diluted				$0.86

Note: Included in GAAP and non-GAAP adjusted net income was approximately $10.1 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.20 per share.

DIODES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME – Cont.

(in thousands, except per share data)

(unaudited)

For the twelve months ended December 31, 2014:

	Operating Expenses	Income Tax Provision	Net Income
Per-GAAP			$63,678

Earnings per share (Per-GAAP)
Diluted			$1.31

Adjustments to reconcile net income to Non-GAAP net income:
Retention costs	1,286	(193)	1,093
Gain on sale of assets	(1,176)	200	(976)
Amortization of acquisition related intangible assets	7,914	(1,627)	6,287
Non-GAAP			$70,082

Diluted shares used in computing earnings per share			48,594

Non-GAAP earnings per share
Diluted			$1.44

CONSOLIDATED RECONCILIATION OF NET INCOME TO EBITDA

EBITDA represents earnings before net interest expense, income tax provision, depreciation and amortization. Management believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties, such as financial institutions in extending credit, in evaluating companies in our industry and provides further clarity on our profitability. In addition, management uses EBITDA, along with other GAAP and non-GAAP measures, in evaluating our operating performance compared to that of other companies in our industry. The calculation of EBITDA generally eliminates the effects of financing, operating in different income tax jurisdictions, and accounting effects of capital spending, including the impact of our asset base, which can differ depending on the book value of assets and the accounting methods used to compute depreciation and amortization expense. EBITDA is not a recognized measurement under GAAP, and when analyzing our operating performance, investors should use EBITDA in addition to, and not as an alternative for, income from operations and net income, each as determined in accordance with GAAP. Because not all companies use identical calculations, our presentation of EBITDA may not be comparable to similarly titled measures used by other companies. For example, our EBITDA takes into account all net interest expense, income tax provision, depreciation and amortization without taking into account any attributable to noncontrolling interest. Furthermore, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as tax and debt service payments.

The following table provides a reconciliation of net income to EBITDA (in thousands, unaudited):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Net (loss) income (per-GAAP)	$(4,773)	$16,665	$24,274	$63,678
Plus:
Interest expense, net	1,319	531	3,226	2,862
Income tax provision	(2,097)	5,988	14,082	20,359
Depreciation and amortization	22,131	19,517	80,100	76,771

EBITDA (Non-GAAP)	$16,580	$42,701	$121,682	$163,670

DIODES INCORPORATED AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(in thousands, except share data)

	December 31, 2015	December 31, 2014
	(unaudited)
CURRENT ASSETS
Cash and cash equivalents	$218,435	$243,000
Short-term investments	64,685	11,726
Accounts receivable, net	218,496	188,248
Inventories	202,832	182,026
Prepaid expenses and other	46,103	50,510

Total current assets	750,551	675,510

PROPERTY, PLANT AND EQUIPMENT, net	439,340	309,931
DEFERRED INCOME TAXES, non-current	45,120	43,845
OTHER ASSETS
Goodwill	132,913	81,229
Intangible assets, net	196,409	45,028
Other	36,697	23,614

Total assets	$1,601,030	$1,179,157

	December 31, 2015	December 31, 2014
	(unaudited)
CURRENT LIABILITIES
Lines of credit	$—	$1,064
Accounts payable	86,463	79,390
Accrued liabilities	77,801	60,149
Income tax payable	5,117	8,381
Current portion of long-term debt	10,282	287

Total current liabilities	179,663	149,271

LONG-TERM DEBT, net of current portion	455,941	140,787
DEFERRED TAX LIABILITIES—non current	32,276	—
OTHER LONG-TERM LIABILITIES	90,153	78,932

Total liabilities	758,033	368,990

COMMITMENTS AND CONTINGENCIES
EQUITY
Diodes Incorporated stockholders’ equity
Preferred stock—par value $1.00 per share; 1,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—par value $0.66 2/3 per share; 70,000,000 shares authorized; 48,148,077 and 47,591,092 issued and outstanding at December 31, 2015 and December 31, 2014, respectively	32,404	31,729
Additional paid-in capital	344,086	314,942
Retained earnings	514,280	490,006
Treasury stock	(11,009)	—
Accumulated other comprehensive loss	(84,416)	(68,402)

Total Diodes Incorporated stockholders’ equity	795,345	768,275
Noncontrolling interest	47,652	41,892

Total equity	842,997	810,167

Total liabilities and equity	$1,601,030	$1,179,157